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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                         MARCH 23, 2000 (MARCH 16, 2000)
                         -------------------------------

                               EMAGIN CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

              000-24757                                88-0378451
        ------------------------           ---------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

                                  1580 Route 52
                        Hopewell Junction, New York 12533
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (914) 892-1900
                                                           --------------
                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 16, 2000, Barry L. Friedman, P.C. resigned as the certifying accountants for eMagin Corporation (the "Company"). The decision to accept Barry L. Friedman P.C.'s resignation and change accountants was recommended and approved by the board of directors of the Company. There have been no disagreements between the Company and Barry L. Friedman, P.C.

     On March 16, 2000, the Company appointed Arthur Andersen LLP as its new independent accountant.

ITEM 7. EXHIBITS. The following items are attached as exhibits hereto:

Exhibit 16.1   Letter of Barry L. Friedman, P.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMAGIN CORPORATION

                                            /s/ Edward Flynn
                                            ----------------
                                            Name:  Edward Flynn
                                            Title: Chief Financial Officer

Dated: March 23, 2000